                                                                  EXHIBIT 10(aa)





THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. IT MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED. THIS NOTE IS SUBJECT TO A RIGHT OF OFFSET AS PROVIDED HEREIN.


                   6% Convertible Subordinated Promissory Note
                               due October 1, 1998


$800,000                                                       King of Prussia,
September 19, 1995                                             Pennsylvania


                  Section 1.1 General. FOR VALUE RECEIVED, VALLEY FORGE DENTAL ASSOCIATES, INC., a Delaware corporation ("VFDA"), and VFD of Pennsylvania, Inc., a Delaware corporation ("VFD"), jointly and severally (VFDA and VFD are herein collectively referred to as the "Maker"), hereby promises to pay to the order of MT Associates, a Pennsylvania general partnership (the "Payee"), at the offices of the Maker (except that the Payee may require that payments shall be made to the Payee by mail at such address as the Payee shall from time to time designate in writing to the Maker), the principal sum of Eight Hundred Thousand Dollars ($800,000), in lawful money of the United States of America or such lesser amount as may be payable due to offsets, if any, as provided for herein.

                  The Maker hereby also promises to pay interest on the unpaid principal amount hereof in like money at such place, from the date hereof until payment of the principal amount hereof has been made in full, at the rate of six percent (6%) per annum, payable quarterly on the first day of January, April, July and October, each year, commencing on January 1, 1996.

                  The principal amount shall be payable in twelve (12) equal quarterly installments of Sixty-Six Thousand Six Hundred Sixty-Six Dollars and Sixty-Six Cents ($66,666.66) each, or such lesser amount as may be payable due to offsets, if any, as provided for herein, on the first day of January, April, July and October of each year, commencing on January 1, 1996 (on which date all interest accrued hereon from the date hereof shall be paid) and ending on October 1, 1998, at which latest time the entire principal amount of this Note then outstanding together with any outstanding accrued and unpaid interest thereon shall be due and payable. Upon the occurrence and during the continuance of an event of default hereunder, any outstanding principal shall bear interest at the rate of eleven percent (11%) per annum.
                  Section 2. Conversion. The Payee shall have the right at any time from and after the date hereof and until payment in full of this Note to convert, subject to and upon compliance with the terms and provisions hereof, all, but not less than all, of the outstanding principal amount of this Note, together with any outstanding and unpaid interest thereon accrued through the Conversion Date (as hereinafter defined) into shares of Common Stock (as hereinafter defined), at the price of $16.00 per share, unless there shall be in effect on the Conversion Date an adjusted conversion price, in which event at such adjusted conversion price (such price or adjusted price being referred to herein as the "Conversion Price"). Upon the surrender hereof, accompanied by the Payee's written request in the form attached hereto as Annex A for conversion of this Note (sometimes herein, the "Conversion Notice"), the Maker shall issue and deliver to Payee within forty-five (45) days after the surrender of this Note pursuant hereto, one or more certificates evidencing the shares of Common Stock into which this Note shall be converted. All shares of Common Stock issued upon conversion shall be deemed issued as of the close of business on the Conversion Date. The "Conversion Date" is the date this Note is surrendered for conversion pursuant to this paragraph; provided, however, that if such date is a date on which the stock transfer books of the Maker are closed, then the Conversion Date shall be the next date on which such books are open; provided, however, in no event shall the Conversion Date be more than three (3) business days from the date this Note is surrendered for conversion pursuant to this paragraph. The term "Common Stock" shall mean the class of stock which, at the date of execution of this Note, is designated common stock, par value $.01, of the Maker and stock of any class or classes into which such common stock or any such other class may thereafter be changed or reclassified. In case by reason of the operation hereof this Note shall be convertible into any other shares of stock, other securities, property or cash of the Maker or any other corporation, any reference herein to the conversion of this Note shall be deemed to refer to and include conversion of this Note into such other shares, securities, property, or cash.

                  The conversion terms and the Conversion Price shall be subject to adjustment from time to time upon the occurrence of certain events while this Note remains outstanding, as follows:

                  (A) If the Maker at any time shall consolidate with or merge into or sell or convey all or substantially all of its assets to any other corporation, this Note shall thereafter be convertible into such kind and amount of shares of stock, other securities, property, cash or any combination thereof receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock into which this Note would have been converted had it been converted immediately prior to such consolidation, merger, sale, or conveyance, subject to adjustments equivalent to the adjustments provided in this Note. In the event of a consolidation or merger of another corporation into the Maker in which the Maker is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive, or a change into, as the case may be, shares of stock, other securities, property, cash or any combination thereof) of the shares of Common Stock, this Note shall thereafter be convertible solely into the kind and amount of shares of stock, other securities, property, cash or any combination thereof receivable upon such consolidation or merger by a holder of the number of shares of Common Stock into which this Note would have been converted had it been converted immediately prior to such consolidation or merger. The foregoing provisions shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the adjustment provisions of this Note shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

                  (B) In case the Maker shall (i) declare a dividend or make a distribution on the outstanding shares of its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of its Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares, the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Payee after such time shall be entitled to receive upon surrender hereof for conversion the number of shares of Common Stock which the Payee would have owned or been entitled to receive had this Note been converted immediately prior to such time. Such adjustment shall be made successively whenever any event specified above shall occur. All calculations under this paragraph shall be made to the nearer cent or to the nearer one-hundredth of a share, as the case may be.

                  The Maker agrees that its issuance of this Note shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note. During the period within which this Note may be converted into shares of Common Stock, the Maker shall at all times have
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                                                                               4




authorized and reserved a sufficient number of shares of Common Stock to provide for the conversion of this Note in accordance with the terms hereof.

                  The issuance of certificates for shares of Common Stock upon the conversion of this Note shall be made without charge for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the name of, or in such names as may be directed by, the Payee; provided, however, that the Maker shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Payee.

                  No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of this Note. If the conversion of this Note results in a fraction of a share, an amount equal to such fraction multiplied by the Conversion Price shall be paid in cash to the Payee by the Maker on or prior to the Conversion Date.

                  The shares of Common Stock issuable by the Maker upon the conversion of this Note shall be issued without compliance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Payee may be unable to sell its shares of Common Stock except (i) pursuant to an effective registration statement covering the Common Stock pursuant to the Securities Act, (ii) in a bona fide private placement to a purchaser who shall be subject to the same restrictions on any resale or (iii) subject to the restrictions contained in Rule 144 under the Securities Act

                  Each certificate representing shares of Common Stock of the Maker issued upon conversion of this Note shall, if applicable, contain upon its face or upon the reverse side thereof a legend to the following effect:

                  "The Shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), but have been issued pursuant to an exemption from such registration. Neither such Shares nor any interest therein may be sold, transferred, pledged, hypothecated or otherwise disposed of until either (i) the holder thereof shall have received an opinion of counsel reasonably satisfactory to the Maker that registration thereof under the Act is not required or (ii) a registration statement under the Act covering such Shares or such interest and the disposition thereof shall have become effective under the Act."

                  Section 3.  Subordination.

                  Section 3.1 Indebtedness Subordinated to Senior Debt. The Maker hereby covenants and agrees, and the holder of this Note, by such holder's acceptance hereof, hereby consents, covenants and agrees, that the indebtedness of the Maker for or on account of principal and interest on this Note, and the payment of the principal of and interest (whether by redemption or otherwise) on this Note, is hereby expressly made subordinate and subject in right of payment to the prior indefeasible payment in full in cash of all Senior Debt to the extent and in the manner hereinafter set forth in this Section 3. Defined terms used herein shall have the meanings set forth in Section 6 hereof, unless otherwise specified or defined herein.

                  This Section 3 shall constitute a continuing offer to all persons who become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are made obligees hereunder and they or each of them may enforce such provisions.

                  Section 3.2 Payment Permitted if No Default. Nothing contained in this Section 3 or elsewhere in this Note shall prevent the Maker, at any time except during the pendency of any of the conditions described in Sections 3.3,
3.4 and 3.5, other than as provided in Section 3.5, from making scheduled payments at any time of principal of or interest on this Note.

                  Section 3.3 Payment Over of Proceeds Upon Dissolution; Etc. Upon any payment or distribution of assets of the Maker in the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, total or partial liquidation, winding-up, reorganization or other similar case or proceeding in connection therewith, relative to the Maker or to its creditors, or to its assets, whether voluntary or involuntary, or (b) any liquidation, dissolution or other winding-up of the Maker, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and/or liabilities of the Maker, then and in any such event the holders of Senior Debt shall be entitled to receive indefeasible payment in full in cash of all amounts due or to become due on or in respect of all Senior Debt before the holder of this Note is entitled to receive any payment on account of principal of, interest on or otherwise in respect of this Note, and to that end the holders of Senior Debt shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Maker being subordinated to the payment of this Note, which may be payable or deliverable in respect of this Note in any such case, proceeding, dissolution, liquidation, reorganization or other winding-up or event.

                  If, notwithstanding the foregoing provisions of this Section 3, the holder of this Note shall have received any payment or distribution of assets of the Maker of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Maker being subordinated to the payment of this Note, before all Senior Debt is indefeasibly paid in full, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Maker for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full.

                  For purposes of this Section 3 only, the words "cash, property or securities" shall not be deemed to include securities of the Maker as reorganized or readjusted, or securities of the Maker or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinated at least to the extent provided in this Section 3 with respect to this Note to the payment of all Senior Debt which may at the time be outstanding.

                  Section 3.4 Standstill; Prior Payment of Senior Debt Upon Acceleration of Subordinated Indebtedness. Notwithstanding any provision herein or in any other writing or agreement to the contrary, the holder of this Note shall not, unless all Senior Debt shall have been declared due and payable by acceleration of maturity pursuant to the terms thereof, without the prior written consent of the holders of the Senior Debt, commence, prosecute or participate in, prior to the expiration of nine (9) months after the occurrence of any default under this Note which is a ground for acceleration of this Note (the date of such default is hereinafter referred to as the "Sub-Debt Default Date"), any suit, action or proceeding against the Maker with respect to this Note, or assert, collect or enforce, or take any action to foreclose or realize upon, prior to the end of the ninth month following the Sub-Debt Default Date, any security interest, lien or encumbrance on any property of the Maker pursuant to any security agreements, pledge agreements, mortgages, lien instruments or other documents which secure this Note or take any action which might result in a payment in contravention of any provision of this Section 3 until the Senior Debt shall have been indefeasibly paid in cash in full, and any such security agreements, pledge agreements, mortgages, lien instruments or other documents shall contain the subordination provisions set forth in this Section 3.

                  If, notwithstanding the foregoing, the Maker shall make any payment to the holder of this Note prohibited by the foregoing provision of this
Section 3, such payment shall be paid over and delivered forthwith to the holders of the Senior Debt but only to the extent that, upon notice from the holder of this Note to the holders of the Senior Debt that such prohibited payment has been made, the holders of the Senior Debt notify the holder of this Note of the amounts then due and owing on the Senior Debt, if any, and only such amount so notified to the holder of this Note shall be paid to the holders of the Senior Debt.

                  The provisions of this Section 3.4 shall not apply to any payment with respect to which Section 3.3 of this Note would be applicable.

                  Section 3.5 No Payment When Senior Debt in Default. In the event any default in the payment of principal of or interest on any Senior Debt shall have occurred and be continuing which permits (or with notice or lapse of time, or both, would permit) the holders of such Senior Debt (or a trustee or agent on behalf of the holders thereof) to declare such Senior Debt due and payable prior to the date on which it would otherwise have become due and payable (whether or not such holders have accelerated such Senior Debt) or such a default would result from or exist after giving effect to a payment with respect to this Note, and if the holder of any Senior Debt gives written notice of such default to the holder of this Note and designates the same as a "Senior Default Notice" hereunder, unless and until such default shall have been cured or waived or shall have ceased to exist and any such acceleration shall have been rescinded or annulled, or if any judicial proceeding shall be pending with respect to any such default in payment or other default, no payment (including any payment which may be payable by reason of the payment of any other Indebtedness of the Maker being subordinated to or pari passu with the payment of this Note) shall be made by the Maker on account of principal of, interest on or otherwise in respect of this Note or on account of the purchase or other acquisition of subordinated Indebtedness.

                  If, notwithstanding the foregoing, the Maker makes any payment to the holder of this Note prohibited by the foregoing provisions of this
Section 3, such payment shall be paid over and delivered forthwith to the holders of the Senior Debt but only to the extent that, upon notice from the holder of this Note to the holders of the Senior Debt that such prohibited payment has been made, the holders of the Senior Debt notify the holder of this Note of the amounts then due and owing on the Senior Debt, if any, and only such amount so notified to the holder of this Note shall be paid to the holders of Senior Debt.

                  The provisions of this Section 3.5 shall not apply to any payment with respect to which Section 3.3 of this Note would be applicable.

                  Section 3.6 Subrogation to Rights of Holders of Senior Debt. Subject to the indefeasible payment in full in cash of all Senior Debt, the holder of this Note shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Section 3 to the rights of the holders of such Senior Debt to receive payments or distributions of cash, property or securities of the Maker applicable to the Senior Debt until the principal of and interest on this Note shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the holder of this Note would be entitled except for the provisions of this Section 3, and no payments over pursuant to the provisions of this Section 3 to the holders of Senior Debt by the holder of this Note, shall, as between the Maker, its creditors other than holders of Senior Debt, and the holder of this Note, be deemed to be a payment or distribution by the Maker of or on account of this Note.

                  Section 3.7 Provisions Solely to Define Relative Rights. The provisions of this Section 3 are and are intended solely for the purpose of defining the relative rights of the holder of this Note, on the one hand, and the holders of Senior Debt, on the other hand. Nothing contained in this Section 3 or elsewhere in this Note is intended to or shall impair, as between the Maker, its creditors other than the holders of Senior Debt and the holder of this Note, the obligation of the Maker, which is absolute and unconditional, to pay to the holder of this Note the principal of and interest on this Note as and when the same shall become due and payable in accordance with its terms and which, subject to the rights under this Note of the holders of Senior Debt, is intended to rank equally with all other general obligations of the Maker, or is intended to or shall affect the relative rights against the Maker of the holder of this Note and creditors of the Maker other than the holders of Senior Debt, nor shall anything herein or therein prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Section 3 of the holders of Senior Debt to receive cash, property or securities otherwise payable or deliverable to the holder of this Note.

                  Section 3.8 Proof of Claim. If the holder of this Note does not file a proper proof of claim or debt in the form required in any bankruptcy, insolvency or receivership proceeding prior to 30 days before the expiration of the time to file such proof of claim or debt, then the holders of Senior Debt are hereby authorized to file an appropriate proof of claim or debt for and on behalf of the holder of this Note and such holder hereby appoints the holders of Senior Debt or their representative or representatives the attorney-in-fact of such holder for such purposes.

                  Section 3.9 No Waiver of Subordination Provisions. No right of any current or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Maker or by any act or failure to act, in good faith, by any such Senior Debt holder, or by any non-compliance by the Maker with the terms, provisions and covenants of this Note, regardless of any knowledge thereof any such Senior Debt holder may have or be otherwise charged with. The holder of this Note by such holder's acceptance hereof agrees that, so long as there is indebtedness outstanding under this Note, the holder of this Note shall not agree to compromise, release, forgive or otherwise discharge the obligations of the Maker with respect to this Note without the prior written consent of the holders of the Senior Debt.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the holder of this Note, without incurring responsibility to the holder of this Note and without impairing or releasing the subordination provided in this Section 3 or the obligations hereunder of the holder of this Note to the holders of the Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment, renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any person liable in any manner for the payment or collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Maker and any other person.

                  Section 3.10 Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Maker, the holder of this Note shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the holder of this Note, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other Indebtedness of the Maker, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Note.

                  Section 3.11  Miscellaneous.

                           (a) Notices. All communications provided for
hereunder shall be by telephone, in person or in writing (including telex or facsimile communication) and shall be delivered or sent by telex or facsimile to the respective party at the addresses and numbers set forth below:

                  If to the holder of this Note:

                           MT Associates
                           709 Meadowcreek Circle
                           Lower Gwynedd, Pennsylvania  19002
                           Attention:  Bruce L. Talus
                           Telecopy No.:   (215) 646-8241
                           Telephone No.:  (215) 646-5486
                  with copy to:

                           Robert K. Mehlman
                           8171 Madrillon Court
                           Vienna, Virginia 22182
                           Telecopy No.: (703) 821-6390
                           Telephone No.: (703) 821-6928

                  If to the Maker:

                           Valley Forge Dental Associates, Inc.
                           c/o Foster Management Company
                           1016 West Ninth Avenue
                           King of Prussia, Pennsylvania  19406
                           Telecopy No.:  (610) 992-3390
                           Telephone No.: (610) 992-7650

                  If to the holders of the Senior Debt:

                  to such addresses and such telephone and telecopier numbers as are hereafter provided to the holder,


or to such other addresses and numbers as any party hereto shall specify to the others in writing. All notices shall be effective (a) in the case of telex or facsimile, when received, (b) in the case of hand-delivered notice, when delivered and (c) in the case of telephone, when telephoned, provided that written confirmation must be provided the next day by letter, facsimile or telex.

                           (b) Severability of Provisions; Captions. Any
provision of this Section 3 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. The several captions to sections and subsections herein are inserted for convenience only and shall be ignored in interpreting the provisions of this Section.

                  Section 4. Optional Prepayment. The Maker may at any time with the prior written consent of the holders of Senior Debt so long as any Senior Debt is outstanding, prepay the whole or any part of the unpaid principal amount of this Note, without penalty or premium, but with interest accrued to the date fixed for prepayment. Notices of prepayment shall be given by the Maker by mail and shall be mailed to the holder of this Note not less than thirty (30) days from the date fixed for prepayment. In case this Note is to be prepaid in part only, such notice shall specify the principal amount hereof to be prepaid, and shall state that this Note shall be submitted to the Maker for notation hereon of the principal amount hereof to be prepaid. Upon giving of notice of prepayment as aforesaid, this Note or portion hereof so specified for prepayment shall on the prepayment date specified in such notice become due and payable, and from and after the prepayment date so specified (unless the Maker shall default in making such prepayment), interest on this Note or portion hereof so specified for prepayment shall cease to accrue and, on presentation and surrender hereof to the Maker for cancellation in the case of this Note being prepaid as a whole, or for notation hereon of the payment of the portion of the principal amount hereof being prepaid in the case of a prepayment of this Note in part only, this Note or portion hereof so specified for prepayment shall be paid by the Maker at the prepayment price aforesaid. Any prepayment of this Note in part shall be applied to the installments of principal payable hereunder in the order of maturity thereof.

                  Section 5. Events of Default and Remedies. Subject to Section 3 hereof, the holder of this Note shall have the right, without demand or notice, to accelerate this Note and to declare the entire unpaid balance hereof and the obligations evidenced hereby immediately due and payable and to seek and obtain payment of this Note upon the occurrence of any of the following events of default: (a) the Maker fails to pay any installment of principal payable under this Note or interest thereon within twenty (20) days after receipt of written notice from the holder of this Note to the effect that such installment or interest has not been paid when due, (b) the Maker admits in writing its inability to pay its debts generally as they become due, files a case or petition in bankruptcy or a case or petition to take advantage of any bankruptcy, reorganization or insolvency act, makes an assignment for the benefit of creditors, or consents to the appointment of a receiver for itself or for all or substantially all of its property or, the Maker fails to have any involuntary petition in bankruptcy filed against it dismissed within ninety (90) days, or (c) the voluntary liquidation, dissolution, or other winding up of the Maker. Upon such declaration by the holder of this Note, the obligations evidenced by this Note shall be immediately due and payable.

                  In the event of any event of default hereunder, the Maker agrees to pay to the holder of this Note all expenses incurred by such holder, including, without limitation, reasonable fees and disbursements of counsel, incurred by such holder in the enforcement and collection of this Note.

                  Section 6. Definitions. As used herein, the following terms shall have the following respective meanings:

                  "Indebtedness" shall mean as to any person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device, (iv) any other transaction (including without limitation forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note), or (v) any Guaranty of Indebtedness for borrowed money. For purposes hereof, "Guaranty" shall mean any obligation of the Maker guaranteeing or in effect guaranteeing any liability or obligation of any subsidiary, parent or entity managed by or managing the Maker in any manner, whether directly or indirectly, including, without limiting the generality of the foregoing, any agreement to indemnify or hold harmless any other person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.

                  "Post Petition Interest" means interest accruing after the commencement of any bankruptcy or insolvency case or proceeding with respect to the Maker or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, at the rate applicable to such Indebtedness, whether or not such interest is an allowable claim in any such proceeding.

                  "Senior Debt" means all Indebtedness of the Maker to any bank, insurance company or other institutional lender, whether currently outstanding or hereafter created, incurred or assumed (including but not limited to Post-Petition Interest), unless such Indebtedness, by its terms or the terms of the instrument creating or evidencing it is subordinate in right of payment to or pari passu with this Note. Senior Debt shall continue to constitute Senior Debt for all purposes and the provisions of Section 3 of this Note shall continue to apply to such Senior Debt, notwithstanding the fact that such Senior Debt, or any claim in respect thereof, shall be disallowed, avoided, subordinated or determined to be a fraudulent conveyance pursuant to the provisions of the United States Bankruptcy Code or other applicable federal, state or local law.

                  Section 7. Right of Offset. The principal amount of and interest accrued on this Note may be offset at any time or from time to time to the extent of the full amount of any Purchaser's Damages as to which there has been a final determination (as defined in the Agreement of Purchase and Sale dated as of September 1, 1995, by and among the Maker, the Payee and the other parties thereto (the "Purchase Agreement"), except for any Purchaser's Damages arising from a breach of Section XI of the Purchase Agreement, as provided for in, and subject to the terms, provisions and limitations of, Section X of the Purchase Agreement, including that no final determination is necessary with respect to indemnification for certain Purchaser's Damages as provided in
Section X(D)(iii). The Maker shall have the right to offset the full amount of any such Purchaser's Damages by reducing the amount of the principal of and accrued but unpaid interest on this Note by the amount of such Purchaser's Damages. Any such reduction in the principal amount of this Note shall be applied against the installments of principal payable hereunder in the order of maturity thereof, with interest after the date of any offset accruing on the amount of principal which remains after such offset. The exercise of the right of offset provided for in this Section 7 is not an exclusive remedy, and the provisions of this Section 7 shall not prevent the Maker from exercising all remedies otherwise permitted under applicable law, the terms of the Purchase Agreement or the terms of this Note.

                  Section 8. Governing Law. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania and shall be binding upon the successors and assigns of the Maker and inure to the benefit of the Payee, the Payee's successors, endorsees and assigns.

                  Section 9. Severability. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.


                              *          *          *

                                            VALLEY FORGE DENTAL
                                              ASSOCIATES, INC.



                                            By /s/ Douglas P. Gill
                                            ------------------------------
                                              Name:
                                              Title:

                                            VFD OF PENNSYLVANIA, INC.



                                            By /s/ Douglas P Gill
                                            ------------------------------
                                              Name:
                                              Title: